Global Link Telecom Corporation
10 Stowe Road - Suite 200                                   TEL: (856) 797-3460
Marlton, New Jersey 08053                                   FAX: (856) 797-3442
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                                                            February 18, 2000

VIA FEDERAL EXPRESS


JD Services, Inc.
1890 South 3850 West
Salt Lake City, UT 84104

Attn: Kirk Guinn, Esq.

         Re:      In re: Global Link Telecom Corporation, et al.
                  First Amendment to Asset Purchase Agreement

Dear Kirk,

This will confirm your conversation with John Greco in which you agreed to modify the Asset Purchase Agreement, dated as of January 31, 2000 among JD Services, Inc. (as "Purchaser"), and Global Link Telecom Corporation, GTS Holding Corp., Inc., TelTime, Inc., Network Services System, Inc., Network Services System, L.P., GTS Marketing, Inc., Global Telecommunication Solutions, L.P., Networks Around the World, Inc., and Centerpiece Communications, Inc. (as "Sellers")(the "Purchase Agreement").

It is agreed by and between Purchaser and Sellers that the Purchase Agreement shall be and hereby is modified by changing the date contained in Sections 8.2(a), 8.2(d), 8.3(a) and 8.3(e) from "March 15, 2000" to "March 31, 2000".

     Please sign a copy of this letter and return it to me via telecopier and overnight courier to indicate your agreement to the foregoing.

                                 Very truly yours,

                                 Global Link Telecom Corporation

                                     /s/ Lee R. Montellaro
                                 By:_______________________________________
                                 Name:    Lee R. Montellaro
                                 Title:   V.P. & C.F.O.

JD Services, Inc.
February 18, 2000
Page 2

TELTIME, INC.                            NETWORK SERVICES SYSTEM, INC.

    /s/ Lee R. Montellaro                     /s/ Lee R. Montellaro
By:_____________________________         By: ___________________________
Name:    Lee R. Montellaro               Name:    Lee R. Montellaro
Title:   V.P. & C.F.O.                   Title:   V.P. & C.F.O.


NETWORK SERVICES SYSTEM, L.P.            GTS MARKETING, INC.

    /s/ Lee R. Montellaro                     /s/ Lee R. Montellaro
By:__________________________            By: ____________________________
Name:    Lee R. Montellaro               Name:    Lee R. Montellaro
Title:   V.P. & C.F.O.                   Title:   V.P. & C.F.O.


NETWORKS AROUND THE WORLD, INC.         GTS HOLDING CORP., INC.

    /s/ Lee R. Montellaro                     /s/ Lee R. Montellaro
By:____________________________         By: ______________________________
Name:    Lee R. Montellaro              Name:    Lee R. Montellaro
Title:   V.P. & C.F.O.                  Title:   V.P. & C.F.O.


CENTERPIECE COMMUNICATIONS, INC.       GLOBAL TELECOMMUNICATIONS SOLUTIONS, L.P.

    /s/ Lee R. Montellaro                     /s/ Lee R. Montellaro
By: _____________________________       By: __________________________________
Name:    Lee R. Montellaro              Name:  Lee R. Montellaro
Title:   V.P. & C.F.O.                  Title: V.P. & C.F.O.


READ AND AGREED:

Purchaser:
JD Services, Inc.

    /s/ Gerald B. Ricks
By:______________________________
Name:   Gerald B. Ricks
Title:  CEO


cc:      Betancourt Van Hemmen & Greco
         114 Maple Avenue


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JD Services, Inc.
February 18, 2000
Page 3

         Red Bank, New Jersey 07701
         Attention:        John Greco, Esq.
         Telecopier: (732) 530-9536

         Klehr, Harrison, Harvey, Branzburg & Ellers
         919 Market Street
         Wilmington, Delaware
         Attention: Steven K. Kortanek, Esq.

         Telecopier: (302) 426-9193